American Century World Mutual Funds, Inc. Summary Prospectus and Prospectus Supplement
Global Growth
Supplement dated September 17, 2019 ■ Summary Prospectus and Prospectus dated April 1, 2019

Important Notice Regarding Change in Investment Policy

Over the next three months, the fund will shift its portfolio to a more focused strategy. By the end of the transition, the fund plans to invest in a relatively limited number of companies, generally 30-50. Investing in a limited number of companies carries more risk because changes in the value of a single company may have a more significant effect, either negative or positive on the fund’s value. In connection with the transition to a more concentrated strategy, the fund may have higher than normal transaction costs to shareholders. Transaction costs will depend on market conditions at the time sales are made and the size of the fund. In addition, the fund’s investment advisor has selected a different index to be included in the Average Annual Total Returns table for comparison purposes. The advisor believes the MSCI ACWI is more reflective of the fund’s strategy.
The fund’s Board of Directors approved a change in the fund’s name from Global Growth to Focused Global Growth.
Effective November 22, 2019, all references to Global Growth are hereby replaced with Focused Global Growth.

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